Odysight.ai

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April 2026


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Forward Looking Statement

Information set forth in this presentation contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, expectations regarding monetization of backlog, the potential for the expansion of the backlog and statements regarding long-term growth prospects. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management's current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) our ability to scale up our operations, including market acceptance and large-scale adoption of our vision-based sensor products, (ii) the amount and timing of future sales and our long and unpredictable sales cycles, (iii) our ability to maintain product quality and performance at an acceptable cost and meet technical and quality specifications, (iv) our ability to accurately estimate the future supply and demand for our solutions and changes to various factors in our supply chain, (v) the market for adoption of vision-based sensor technologies, (vi) compliance with existing laws and regulations and regulatory developments in the United States, Israel, and other jurisdictions, including trade control laws, export authorizations and safety regulations, (vii) our plans and ability to obtain, maintain, and protect intellectual property rights, including extensions of patent terms, and our ability to avoid infringing the intellectual property rights of others, (viii) the need to hire additional personnel and our ability to attract and retain such personnel, including key members of our senior management, (ix) our estimates regarding expenses, backlog, future revenue, capital requirements and need for additional financing, (x) our dependence on third parties, including suppliers and strategic partners, (xi) our dependence on a limited number of customers for a substantial portion of our revenues, and the impact if order volumes from existing or anticipated customers do not meet expectations (xii) our financial performance and history of operating losses, (xiii) the growth of regulatory requirements and incentives, (xiv) the incorporation of artificial intelligence, or AI, and machine learning, or ML, into our products, (xv) risks related to product liability claims or product recalls, (xvi) cybersecurity risks and potential data security breaches, (xvii) the overall global economic environment and trade tensions, including the adoption or expansion of economic sanctions, tariffs or trade restrictions, (xviii) challenges and risks related to sales to government entities and highly regulated organizations, (xix) the impact of competition and new technologies, (xx) limitations and exclusivity provisions in our customer agreements and restrictions on the use of intellectual property, (xxi) our ability to ensure that our solutions interoperate with a variety of hardware and software platforms, (xxii) our plans to continue to invest in research and develop technology for new products, (xxiii) our plans to potentially acquire complementary businesses, (xxiv) the impact of future pandemics on our business and on the business of our customers, (xxv) fluctuations in foreign currency exchange rates, (xxvi) security, political and economic instability in the Middle East that could harm our business, including due to the security situation in Israel; and military conflicts with Iran and terrorist organizations, (xxvii) the increased expenses and requirements associated with being a listed public company on the Nasdaq Capital Market, or Nasdaq and (xxviii) the unknown effect on the price of our common stock of the dual listing of our common stock on the Tel Aviv Stock Exchange, which took place on April 9, 2026. These and other important factors discussed in Odysight.ai's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 19, 2026, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Except as required under applicable securities legislation, Odysight.ai undertakes no obligation to publicly update or revise forward-looking information. This presentation contains trademarks, trade names, and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply, an endorsement or sponsorship of us by these other parties.

Who We Are

Odysight.ai's AI-powered platform monitors critical systems in real- time, detecting potential failures and predicting them before they occur



Redefining the standard for operational Predictive Maintenance

About Us | Nasdaq/TASE: ODYS

What We Do	Proprietary micro-sensors, new data; Cross-domain AI analytics, H/W-based SaaS
Geographic Reach	Presence in Israel, USA & Europe; Targeting Operators, OEMs & MROs [1]
Domain Leadership & Expertise	Experience across aerospace, transport & industry; Global industry board representation
Commercial Progress	$13.8 backlog [2] and active deployments driving growth orders and operational programs across sectors



[1] MRO - Maintenance, Repair, and Operations.

[2] Backlog is measured and defined differently by companies within our industry. We refer to "backlog" as our booked orders based on purchase orders or hard commitments but not yet recognized as revenue. Backlog is not a comprehensive indicator of future revenue and is not a measure of profitability. Orders included in backlog may be cancelled or rescheduled by customers. A variety of conditions, both specific to the individual customer and generally affecting the customer's industry, may cause customers to cancel, reduce or delay orders that were previously made or anticipated. Projects may remain in backlog for extended periods of time.

Odysight.ai® TruVision® Platform

A comprehensive Health Monitoring solution architecture



Odysight.ai® Visual Sensors (OVIS)

Compact, rugged cameras installed in critical, hard-to-access zones

Odysight.ai® Processing Unit (OPU)

High-performance edge unit enables real-time fault detection from multiple visual inputs

Odysight.ai® FLVID OS, App & Algo Toolkit

Field-ready interface for on-site diagnostics and maintenance

Odysight.ai® Cloud PHM Ecosystem

Cloud-based platform for connected fleet-wide monitoring

Precision Aircraft Diagnostics

Odysight.ai® delivers real-time multi-sensor monitoring and prediction of faults during the entire flight cycle

Live visual insights reduce diagnostic evaluation time, enhance accuracy, and boost mission readiness


Panasonic
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Odysight
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Odysight.ai® FLVID
OS, App & Algo Toolkit


Odysight
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Odysight
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Odysight
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The Challenges Caused by Modern Usage

01
Operating Beyond Design Limits
Mission demands push platforms beyond certified limits, with maximum take-off weight routinely exceeded

02
Operational Tempo
Zero downtime between missions; multi-domain operations rapidly increase fleet cycles

03
Distance & Endurance
Long-range missions require early detection of latent failures

04
Maintenance Limitations
Scheduled maintenance misses real-time degradation; Aviation fleets must be mission-ready on demand





Odysight.ai® Solutions & Value Proposition

01
Adaptive Asset Utilization
Maintain safe performance and peak functionality beyond normal limits with continuous condition visibility

02
Minimized Downtime
Reduce maintenance burden, enabling continuous operation with fewer interruptions

03
Mission Readiness
Enable early detection and proactive intervention across extended missions

04
Decision-Making Advantage
Real-time health monitoring alerts of degradation to avoid mission failure

Maintenance is no longer a backend function.
It is a frontline enabler.

Sensor Detection Capability Matrix

Odysight.ai® is disrupting the PdM market, across multiple domains and failure modes

Top Failure Mode Families	Failure Mode	PHM Monitoring Methods						
		Odysight.ai® Computer Vision	Vibration	Acoustic Emission	Oil Debris	Temperature	Pressure	Electric Current
Airframe Integrity	Surface cracks, corrosion, delamination	✓	X	✓	X	X	X	X
	Overheating damage	✓ (w/infrared wavelength)	X	X	X	✓	X	X
	Material deformation/fracture	✓	X	✓	X	X	X	X
Mechanical Integrity	Loose fittings and fasteners, nuts, etc.	✓	X	X	X	X	X	X
	Foreign Object Damage (FOD)	✓	X	X	X	X	X	X
Dynamic Behavior of Quasistatic Components	Damage in control bell crank, belts, push-pull rods, cables, etc.	✓	X	X	X	X	X	X
Liquids & Lubricants	Hydraulic leakage, blockage, etc.	✓	X	X	X	✓	✓	X
	Lubricant contamination	✓	X	X	✓	X	X	X
	Fluid Level, leak rate monitoring	✓	X	X	X	X	X	X
Rotating Component Integrity	Gearbox wear	△	✓	✓	✓	✓	✓	X
	Bearing Fault	X	✓	✓	✓	✓	X	X
	Unbalance and misalignments	△	✓	X	X	X	X	X
	Pump/Motor failure	△	✓	X	✓	✓	✓	✓

✓ **Full Detection** △ **Partial or limited Detection** X **No Detection**

Selected Customers, Collaborations & Platforms

NASA | LOCKHEED MARTIN | Elbit Systems | IAI Israel Aerospace Industries

BOEING | משרד הביטחון MINISTRY OF DEFENCE | ISRAELI AIR FORCE | ISRAEL RAILWAYS

Defense Contracts, Collaborations & Platforms

Overall contracts wins exceeding $15m


NASA

NASA | High-speed aeronautical flight testing



New-Gen UAV | Contract



Heron TP UAV | Israeli MOD and AirForce



IAF Sea Hawk | Contract



IAF Boeing AH-64



Defense & Mining vehicles | Collab. with multinational corporation



Leonardo Helicopter | Italian Air Force AW139

Civilian Contracts , Collaborations & Platforms



Field demo with global automotive OEM



Elevator belt monitoring Systems PO



Israel Railways PO Operational status



Safran jet engine guide vane monitoring

Platforms Tested & Flown with the Israel Air Force


AH-64D


MALE* UAV I


Tactical UAV I


AH-64D


210
IAF Heron TP


Tactical UAV II


AH64D


Male* UAV II


Tactical UAV III

*MALE - Medium Altitude Long Endurance

The Potential of Predictive Maintenance

ROI Outcomes

Up to **50%**	**×10**	**25%**
Reduction in unplanned downtime [1]	Average return on investment [2]	Reduction in maintenance costs [3]






[1] U.S. Gov Accountability Office — Military Readiness: Actions Needed to Further Implement PdM (GAO-23-105556), 2022 - https://www.gao.gov/assets/gao-23-105556.pdf
[2] U.S. Dept. of Energy — Operations & Maintenance Best Practices Guide (Release 3.0), U.S. Department of Energy (FEMP), 2010 - U.S. Dept. of Energy
[3] Deloitte — Industry insights, Predictive Maintenance report, © 2017 Deloitte Consulting GmbH – Deloitte





Accelerated Growth in Our Target Markets

Ai-driven predictive maintenance is rapidly emerging as a billion $ multi-sector global industry

~$82B+

Global PdM Market by 2031


14B
19B
25B
34B
45B
61B
82B
2025
2026
2027
2028
2029
2030
2031

Market size projection ($B)

Source: Predictive Maintenance Market – Size, Share & Industry Analysis Report, Mordor Intelligence, 2026 - Mordor Intelligence, 2026

European Air Forces Are Scaling up to Meet Escalating Regional Threats

Larger air fleets need better visibility, faster detection, and proactive maintenance to stay mission-ready

Major EU Air Forces Current vs. 2035 Expected Fleets*	France		Germany		Italy		Spain		Poland	
	Now	**2035**	Now	**2035**	Now	**2035**	Now	**2035**	Now	**2035**
Combat Aircraft	~300	**~330+**	~215	**~260+**	~265	**~320+**	~180	**~225+**	~90	**~150+**
Military Helicopters	~135	**~150+**	~300	**~320+**	~210	**~230+**	~160	**~170+**	~180	**~220+**
Large Military UAVs	12–15	**20–24**	5	**12–15**	5–6	**12+**	4	**10–12**	24 TB2 + tactical	**Hundreds (large + tactical)**

Odysight.ai® delivers the predictive visual intelligence needed to keep critical platforms operational.

**Current figures represent approximate numbers of combat aircraft and all military helicopters, aggregated from FlightGlobal's World Air Forces 2024/2025 directory and open-source inventories of active military aircraft in France, Germany, Italy, Spain and Poland. Future 2035 figures are directional estimates based on published procurement programs and modernization plans.*

Odysight.ai Revenue Model by Market Segment

Defense grade, civil ready



Aerospace & Defense





Industrial/Transportation





Light Industrial

$50K–$250K
Per platform

$8K–$30K
Per platform

< $1K
Per platform

All segment models include annual maintenance fee of c. 10% of contract value.

Aerospace Case Study: From IAF Installation to Lockheed Martin

IAF Seahawk deployment creates a direct path to the global Blackhawk fleet

IAF Installation

→

Platform
Lockheed Martin Seahawk

Operator
Israel Air Force

Status
In Delivery

Lockheed Martin

→

IAF deployment on Lockheed platform

Blackhawk is Lockheed Martin's premier Helicopter

Direct pathway to LM contract discussions

Potential Global Fleets

4,000*+

UH-60 / SH-60 Black Hawk variants in active service worldwide

Lockheed Martin — Global Black Hawk Operators, Lockheed Martin (Sikorsky), 2024
https://lockheedmartin.com/en-us/news/features/2024/global-black-hawk-operators-chart-next-50-years.html

Industrial Case Study: From Israel Railways to the Global Market

Israel Railways deployment creates a direct path to global rail network

Israel Railways Installation

Technology
AI cameras & machine learning

Operator
Israel Railways

Status
Active Pilot (since 2025)

→

Commercial Agreement
(Under Negotiation)

Detected 4 switch malfunctions + 1 predicted failure

Zero false alarms across >100 operating days

Oil leaks, piston wear & motor/gear strain detected

Direct pathway to serial commercial contract

→

Market Potential*

$320M European Railway PdM market – Direct addressable market

$1.3B Global railway PdM market (2024)

$5.2B Projected market size by 2033

** Growth Market Reports — Predictive Maintenance Rail Market Report (Forecast to ~2033), Shruti Bhat, 2024 - https://growthmarketreports.com/report/predictive-maintenance-rail-market*

Management Team



Yehu Ofer | CEO
Col. (ret.) IAF, formerly senior executive at Elbit Aerospace, leading major R&D full-scale dev. programs; Managed Elbit Brazil BU; Served as defense attaché in Italy



Einav Brenner | CFO
20 years of Financial Leadership; Formerly VP Finance at Solato, Ex. Dir. of Finance at Redhill Biopharma (Nasdaq: RDHL) and senior roles at Vizrt (Oslo;VIZ), Viola Ventures and PwC



Eilam Sagi | CBO
Col. (ret.) IAF, formerly Deputy Director General at Israel's Ministry of Transportation, VP Asset Management at Enlight Renewable Energy, Head of the IAF Budget Dept.



Alex Kushnirsky | VP Product
PHM/CBM expert with 25+ years in defense and aviation, Former IDF Lt. Col. (ret.) and IMOD R&D Officer, leading major R&D in PHM and SHM programs in the IAF



Ronen Tanami | VP R&D
Senior executive with 30 years of global IT and communications leadership; Former SVP at Amdocs; Driving global operations, R&D, and AI-based product innovation



Gal Shir | VP Operations
Former COO at Elta; Previously held senior engineering and operations leadership roles at TAT Technologies, leading production operation excellence and OEM programs

Board Members



Prof. Benad Goldwasser

Professor of Medicine, entrepreneur, and investor; Co-founder of multiple medical device companies, with deep experience in innovation and commercialization



Moshe (Mori) Arkin

Founder and Chairman of Arkin Capital; Chairman of Sol-Gel Technologies and Interim CEO since 2025; Leading global healthcare investor; Sold Agis to Perrigo



Jackson Schneider

Former CEO of Embraer Defense & Security. Aerospace and defense leader; Adjunct Professor at Columbia University and advisor to global organizations



Inbal Kreiss

Chief of Innovation at IAI and Chair of Israel's RAKIA mission; Aerospace and defense expert with leadership in national-scale programs



Nir Nimrodi

Former Chairman and CEO of Accellix; Life Sciences executive with growth-stage expertise; Previously Chief Business Officer at Precigen



Zeev Vurembrand

CEO of Vurembrand Management & Innovation; Formerly CEO of Clalit Health Services; Extensive board and operational leadership experience



Ronit Rubin

EMEA President at AllCloud; Defense and cloud executive; formerly IDF Navy Commander of Computer Systems, with extensive experience in large-scale systems



Dr. Carlo Papa

Chairman of Odysight.ai EU; Senior Fellow at Columbia University; Formerly senior executive at Enel with expertise in energy and sustainability

Blue Chip Investors

Supportive long-term institutions with over 65% ownership


~35%
Other / Public Float
~33%
Moshe (Mori) Arkin
~5%
Kranot Hishtalmut*
~7%
Shmuel Harlap
Sudoku Capital Ltd.
~6%
The More Group
~14%
The Phoenix Holdings

Approximate beneficial ownership of outstanding shares of common stock as of March 31, 2026, based on SEC filings and Odysight.ai records
**Kranot Hishtalmut Le Morim Ve Gananot Hevera Menahelet Ltd. (Managed by Meitav Dash)*



Next Steps

Leverage Established Defense Relationships
IAF, IDF, and IMOD partnerships - a springboard for global expansion

Building Up on European Hub
Leveraging the new EU presence to expand across NATO-aligned markets following the positive Italian Air Force test success

Enter Emerging Markets
Strategic positioning in Southeast Asia to support regional fleet modernization and industrial growth

Non-Organic Growth
Selectively drive expansion across our product portfolio, geographic reach, and client base

Odysight AI

Thank you.


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